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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data" and "Experts" and to the use of our report dated February 16, 1999, in Amendment No. 7 to the Registration Statement on Form S-1 and related prospectus of Ribozyme Pharmaceuticals, Inc. for the registration of 1,800,000 shares of its common stock.

/s/ ERNST & YOUNG LLP

Denver, Colorado

June 28, 1999